SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-49819


                        Date of Report: July 18, 2006



                   CHINA STATIONERY AND OFFICE SUPPLY, INC.
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           (Exact name of registrant as specified in its charter)


            Delaware                                33-0931599
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      (State of other jurisdiction of            (IRS Employer
       incorporation or organization)             Identification No.)


            100 Wall Street, 15th Floor, New York, NY      10005
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          (Address of principal executive offices)     (Zip Code)


                            212-232-0120 ext. 228
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             (Registrant's telephone number including area code)

                          Dickie Walker Marine, Inc.
                --------------------------------------------
                 (Former name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

Effective on July 18, 2006, Dickie Walker Marine filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment (1) changed the name of the corporation to "China Stationery and Office Supply, Inc." and (2) effected a reverse stock split of the corporation's common stock in the ratio of 5:32.

Item 9.01  Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on July 17, 2006, effective on July 18, 2006 at 6:00 p.m. Eastern Standard Time.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHINA STATIONERY AND OFFICE SUPPLY, INC.

                                By: /s/ Wei Chenghui
                                --------------------------------------
                                Wei Chenghui, Chief Executive Officer